Exhibit 10.78
AMENDED AND RESTATED
LETTER AGREEMENT NO. 2
TO THE A320 FAMILY PURCHASE AGREEMENT
As of July 1, 2022
UNITED AIRLINES, INC.
233 South Wacker Drive
Chicago, Illinois 60606
USA
Re: CREDIT MATTERS
Dear Ladies and Gentlemen,
UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 2 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Letter Agreement No. 2 dated as of December 3, 2019 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.
1     A321 XLR AIRCRAFT ***
1.1     For the purposes of this Clause 1, the following defined terms shall apply:
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2     A321 NEO AIRCRAFT ***
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3     A320 NEO AIRCRAFT ***
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5     *** ACCOUNT
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6     ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.
7     CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.
8     COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.
Very truly yours, AIRBUS S.A.S.
_/s/_Benoit de Saint-Exupery
By: Benoit de Saint-Exupery
Its: Executive Vice President, Contracts
Accepted and Agreed
UNITED AIRLINES, INC.
/s/ Gerald Laderman________
By: Gerald Laderman
Its: Executive Vice President and Chief Financial Officer
CT1903666 – A320 Family Purchase Agreement – Execution Version                 A&R LA2-14
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

CT1903666 – A320 Family Purchase Agreement – Execution Version                 A&R LA2-14
AIRBUS S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL